Exhibit 4.1

AMPEX | Corporation

NUMBER	SHARES
AU	_______

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 032092 30 6 SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This Certifies that

Is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE, OF

AMPEX | Corporation

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Certificate of Incorporation, as amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

	AMPEX CORPORATION
/s/ Joel D. Talcott	CORPORATE SEAL	/s/ Edward J. Bramson
SECRETARY	1992	PRESIDENT
	DELAWARE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

AMPEX | Corporation

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION TO THE EFFECT THAT THE VOTING RIGHTS OF CERTAIN HOLDERS OF THE CORPORATION’S SECURITIES MAY BE NULLIFIED IN THE EVENT OF AN INQUIRY OR DETERMINATION BY THE U.S. DEPARTMENT OF DEFENSE REGARDING FOREIGN OWNERSHIP OF THE CORPORATION AND ITS POSSIBLE EFFECTS ON NATIONAL SECURITY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common	UNIF GIFT MIN ACT Custodian
TEN ENT —as tenants by the entireties	(Cust) (Minor)
JT TEN —as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT Custodian(until age)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                         hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                                                          Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                    Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE l7Ad-15.